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                                 Exhibit 10.49
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                         EXECUTIVE EMPLOYMENT AGREEMENT

THIS AGREEMENT MADE AS OF THE 30th DAY OF JANUARY, 1995.

BY AND BETWEEN:   SLM International, Inc. a corporation duly incorporated under the laws of Delaware, having an office and place of business at 7405 Trans Canada Highway, Suite 300, St. Laurent, Quebec
                  H4T 1Z2 (hereinafter referred to as the "Company").

                  PARTY OF THE FIRST PART

AND: Richard S. Levy, Executive, resident at 5910 Beethoven, Cote St. Luc, Quebec H4W 3H9 (hereinafter referred to as "Employee").

                  PARTY OF THE SECOND PART

         THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements hereinafter contained and the mutual benefit to be derived therefrom, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto hereby covenant and agree as follows:

SECTION 1 - EMPLOYMENT

1.01 The Company hereby agrees to employ Employee as the Vice-President, Legal Affairs of the Company and General Counsel and Employee hereby accepts such employment with the Company and agrees to work for the Company as an executive employee upon the terms and conditions hereinafter set forth.

SECTION 2 - TERM

2.01 Unless Employee's employment is terminated by the Company for cause or otherwise hereunder, this agreement and Employee's employment by the Company shall remain in effect for the term (the "Term") as outlined in Schedule A. The employment of Employee may be renewed after the Term on such terms and conditions as the parties may then agree upon. This agreement shall thereafter be automatically renewed for additional twelve (12) month periods (the "Renewal Terms") commencing the 1st day of January and terminating the 31st day of December of each year, under the same terms and conditions as existed in the last year of the agreement or as otherwise agreed upon between the parties in writing, unless the COMPANY shall have exercised its right to cancel this agreement not later than October 1st of the previous expiring term.

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SECTION 3 - COMPENSATION

3.01 In consideration of the services to be rendered by Employee to the Company under this agreement, the Company shall pay to Employee the salary and additional benefits ("Compensation") set out in Schedules B and C.

SECTION 4 - DUTIES

4.01 Employee is engaged for the term of this agreement as an executive employee of the Company and does hereby covenant and agree to perform and discharge well and faithfully the duties which may be assigned to him from time to time by the Board or the Chief Executive Officer of the Company in connection with the conduct of its business. Employee will be based in St. Laurent, Quebec or elsewhere on the island of Montreal. Employee shall deal at all times in good faith with the Company and shall conduct himself at all times in the best interests of the Company. Employee's responsibilities shall include, without limitation, those listed in Schedule D, said responsibilities being within the range of responsibilities normally associated with the position of General Counsel of a company in the business of manufacturing and distributing sports equipment and apparel.

4.02 The Company shall indemnify Employee from any and all claims, losses or other liabilities (including, without limitation, reasonable attorneys' fees and court costs) relating to any activities which Employee performs or intends in good faith for the benefit of the Company.

SECTION 5 - EXTENT OF SERVICES

5.01 Employee shall devote his entire working time, attention and energy to the business of the Company. Employee shall not, during the term of this agreement, directly or indirectly be engaged in any other business whether or not such business activity is pursued for gain, profit or other pecuniary advantages with the exception of the businesses listed in Schedule E. However, this shall not be construed as preventing Employee from investing his personal assets in businesses which do not compete with the Company provided such investment will not require any substantial services on the part of Employee and that the services he does provide do not impair his ability to comply with the terms of this Section 5.01.

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SECTION 6 - DISCLOSURE OF INFORMATION

6.01 Employee acknowledges that in the course of his employment with the Company, he has acquired and will acquire access to and knowledge of many of its trade secrets and proprietary information and processes as may, from time to time, exist ("Proprietary Information"), including but not limited to business plans, product development, licensors, manufacturers and agents, and costing and other financial information, and acknowledges that the said Proprietary Information is a valuable, special and unique asset of the business. Employee does hereby covenant and agree that he will not, during the term of his employment and thereafter, in whole or in part, disclose any of the Proprietary Information to any person, firm, corporation, association or other entity for any purpose whatsoever, nor shall he make use of any such Proprietary Information for his own purposes or for the benefit of any other party under any circumstances whatsoever. Proprietary Information shall not include any information which is or becomes part of the public domain through no fault of the Employee.

SECTION 7 - EARLY TERMINATION CLAUSE

7.01 The Company may, at its sole option and discretion, elect to terminate this agreement, without cause, by so notifying Employee in writing and in such event the Company agrees to pay Employee, as liquidated damages for such termination, in the regular periodic intervals then in effect, a payment which is equal to the greater of (i) the aggregate base salary, car allowance and medical insurance benefits then remaining during the Term or (ii) eighteen (18) months base salary, car allowance and medical insurance benefits. In addition, the Employee shall also be entitled to receive from the Company an amount equal to the average bonus paid to the Employee for the two years immediately prior to the year in which such termination occurs, such bonus to be paid in full in the manner set forth in Schedule C. Employee shall also be entitled to such other benefits and compensation which have accrued to him pursuant to Schedules B and C at the time of such termination and not forfeited by such termination but which have not been paid to Employee as at the time of such termination.

         In addition, in the event (i) Employee elects to terminate his employment with the Company within six (6) months following the date on which a Change of Control or Total Liquidation occurs, or (ii) Employee's employment by the Company is terminated, other than for Cause, at any time (in either case, the "Termination Date"), then on the date three months after the Termination Date (the "Grant Date") Employee shall receive options (the "Severance Options") to purchase the same number of shares of the Company's Common Stock as Employee was otherwise entitled to purchase on the Termination Date, less the number of shares of the Company's Common Stock that Employee purchases pursuant to the exercise of such options after the Termination Date and prior to the Grant Date, pursuant to outstanding options that had been granted to Employee prior to the Termination Date, whether those options are vested or

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unvested on the Termination Date and whether those options were granted pursuant to this Agreement or otherwise (the "Pre-Termination Options"), at exercise prices per share equal to the exercise prices for the same number of Pre-Termination Options. In exchange for the grant of the Severance Options, all unexercised Pre-Termination Options shall be forfeited by Employee without further action. All of the Severance Options shall vest immediately on the Grant Date and shall be exercisable for a period of one year and nine months thereafter. The number of shares that may be purchased pursuant to the Severance Options shall be subject to adjustment as provided in Schedule C.

Employee acknowledges and understands that the Severance Options will not be issued under the Company's 1991 Stock Option Plan. The Company hereby agrees to take all reasonable actions following the Termination Date to cause the Severance Options to be registered under the Company's Registration/Statement on Form S-8, or to file and cause to become effective a new Registration Statement on Form S-8 covering the Severance Options, no later than the Grant Date. The Company further agrees to take all reasonable actions to cause such registration to remain effective until the expiration of the Severance Options. The Company shall be responsible for all reasonable costs and expenses related to the registration of the Severance Options.

7.02 The Company may terminate this Agreement for cause at any time, in which case no compensation or damages are payable from the date of termination, even if effected during the Term. For purposes of this agreement, "for cause" shall mean: (i) the wrongful and material breach of any provision of this agreement by Employee, (ii) the conviction of Employee for a felony or a crime punishable by one (1) year or more in prison, (iii) the misappropriation or embezzlement of funds by Employee, (iv) Employee's material impairment from performing his duties hereunder because of alcohol, drug or any substance abuse, (v) the inability of Employee to perform his duties and responsibilities under this agreement for a period of at least six (6) consecutive months or for any nine
(9) months during any twelve (12) month period for any reason whatsoever other than a health-related reason which renders Employee "disabled" pursuant to relevant human rights and employment legislation, or (vi) the substantial breach of any material law or rule of any government or government agency, commission or other entity pertaining to securities trading, including, without limitation, the rules of the U.S. Securities and Exchange Commission ("S.E.C.") by Employee, e.g. insider trading regulations.

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SECTION 8 - SPECIAL TERMINATION CLAUSE

8.01 In the event of a Change of Control, or a Total Liquidation (as hereinafter defined) of the Company, Employee, at his sole option, shall have the right upon written notice to the Company to terminate this agreement within six (6) months of the date on which such event occurs and, in such event, Employee shall be entitled to immediate payment by the Company of the greater of (i) two (2) times his then-current annual base salary together with an amount equal to two times the average bonus paid to him for the two years immediately prior to the year in which such event occurs or (ii) his aggregate base salary and car allowance then remaining during the Term.

8.02 For the purposes of this agreement, a "Change of Control" shall mean either of the following:

         (a) the acquisition by any person, entity or "group" within the meaning of Section 13 (d) (3) or 14 (d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding for this purpose, the Company and any employee benefit plan of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then-outstanding shares of common stock of the Company ("Common Stock"), provided that such number of Common Stock constitutes a larger number of Common Stock then held by members of the families of David and Michael Zunenshine or any trust, corporation, partnership or other entity controlled by those families; or

         (b) the reconstitution of the board of directors of the Company to the extent that individuals who, as of the date hereof, constitute the board of directors of the Company (the "Incumbent Board Members") cease for any reason to constitute at least a majority of the said board; provided, that any person becoming a director subsequent to the date hereof whose election or nomination for election by the Company stockholders or by the directors was approved by a vote of at least a majority of the total number of the Incumbent Board Members shall be considered to be an Incumbent Board Member; or

         (c) approval by the stockholders of the Company of any reorganization, merger, consolidation or other business combination, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, consolidation or other business combination do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the surviving corporation, or the sale or lease of all or substantially all of the assets of the Company.

         For purposes of this Agreement, a "Total Liquidation" shall mean the dissolution or liquidation of the Company, whether in one or a series of related transactions, involving in the aggregate more than 60% of its total assets, with the total assets being measured immediately prior to the commencement, and after the completion, of any such transaction or series of related transactions. The assets and the sale of the assets of Buddy L Inc. and the fitness division of Buddy L Inc. Shall not be included in the calculation of assets for the purposes of this definition.

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SECTION 9 - RESTRICTIVE COVENANT

9.01 Employee does hereby covenant and agree that upon termination or expiry of this agreement other than pursuant to the Special Termination Clause - Section 8 of this agreement, he shall not for that period of time which is equal to the greater of one (1) year or the length of the applicable Severance Period (as calculated pursuant to the Early Termination Clause - Section 7 of this agreement) commencing on the effective date of termination or expiry:

         (a) directly or indirectly, in any matter whatsoever engage or assist in the operation of, become involved in the financing of, become employed by, act as a consultant to, or acquire any interest in (except as shareholder of not more than 5% of the voting shares of a publicly traded corporation) any business that is listed in Schedule F, or any corporation or entity affiliated with any business listed in Schedule F, or permit his name to be used by any such business.

         (b) entice away or otherwise attempt to obtain the withdrawal of or solicit for employment or consultation any employee of the Company or its affiliates.

SECTION 10 - WAIVER OF DEFENCES

10.01 Employee hereby acknowledges and agrees that the scope, territorial and time limitations set forth in the Disclosure of Information provision - Section 6 and in the Restrictive Covenant provision - Section 9 hereof are reasonable and properly required for the adequate protection of the business of the Company.

SECTION 11 - GENERAL

11.01 Any notice or other communication to be given under or pursuant to the provisions of this agreement or in any way concerning this agreement shall be sufficiently given if reduced to writing and delivered to the person to whom such communication is to be given or sent to the persons at his place of business or last known address by facsimile transmission, personal delivery or registered mail prepaid with a receipt requested. In the case of registered mail, receipt is presumed three business days of uninterrupted postal service following the date of mailing.

11.02 This agreement shall be governed by and construed in accordance with the laws of New York.

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11.03 Employee shall be required to personally fulfill all his obligations under this agreement and shall have no right whatsoever to transfer, assign or convert any of his rights or obligations hereunder. This agreement shall ensure to the benefit of and be binding upon the Company and their respective successors and assigns.

11.04 This agreement contains the whole understanding of the parties hereto with respect to the subject matter hereof, and supersedes all other agreements and communications, oral or written with respect thereto. This agreement shall not be amended except by instrument in writing executed by each of the parties hereto.

11.05 In the event any provision of this agreement should be held to be void, voidable, unlawful or, for any reason, unenforceable, the void, voidable, unlawful or unenforceable provision shall be severed from this agreement and the remaining portions hereof shall remain in full force and effect.

11.06 The parties declare that they have requested, and do hereby confirm their request, that the Agreement and related documents be in English. Les parties declarent qu'elle ont exige et, par les presentes, confirment leur demande que la presente convention ainsi que les documents s'y rattachant soient redige en anglais.

IN WITNESS WHEREOF the parties hereto have caused this agreement to be executed this 30 day of January, 1995.


                                            SLM INTERNATIONAL, INC.

                                            PER: /s/ Howard Zunenshine
                                                 -----------------------------

                                            NAME:  Howard Zunenshine

                                            TITLE:  Chief Executive Officer


                                            /s/ Richard S. Levy
                                            ----------------------------------
                                            RICHARD S. LEVY

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                               INDEX OF SCHEDULES

A:   Term                                   D:   Duties

B:   Compensation                           E:   Involvement In Other Businesses

C:   Bonus Plan                             F:   Businesses Included in the
                                                 Restrictive Covenant


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                                   SCHEDULE A

TERM

         Three (3) years, beginning January 1, 1995 and terminating December 31, 1997.


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                                   SCHEDULE B

     COMPENSATION AND BENEFITS IN U.S. DOLLARS (UNLESS OTHERWISE INDICATED)

A.       PERIOD                                      ANNUAL BASE SALARY (U.S. $)
         Term of three (3) years ending                   1995 - $160,000.00
         December 31, 1997                                1996 - $160,000.00
                                                          1997 - $160,000.00

B. The Employee shall receive a monthly car allowance of Canadian $800.00 (adjusted annually using the Consumer Price Index as at the end of the previous calendar year) plus a Company gas card and regular maintenance and repairs and vehicle insurance.

C. The Employee shall be covered by the Company's existing MEDICAL PLAN including group medical, disability and life insurance.

D. The Employee shall be covered by the Company's directors' and officers' LIABILITY INSURANCE policy.

E. The Employee shall receive paid VACATION TIME equal to 3 weeks per year. Such vacation, to the extent not used in any calendar year, may not be carried over to subsequent calendar years.

F. The Employee shall be reimbursed for all REASONABLE EXPENSES incurred in the conduct or development of the Company's business.

G. The Employee shall be granted any BONUSES AND APPLICABLE COMMON STOCK OPTIONS in accordance with the bonus plan attached as Schedule C; however, the Company shall have the right to modify such bonus plan as part of a Company-wide bonus plan being installed.

H. The Employee shall be entitled to participate in any RETIREMENT PLANS which shall be put into effect for executives.

I. At the end of 1995, at Employee's sole option, the Company shall reopen discussion of an increase in the compensation provisions for the period of the Term extending from January 1, 1996 to December 31, 1997 to take into consideration changing circumstances.

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                                   SCHEDULE C

BONUS PLAN*

If EPS for the then-recently         Your bonus for the then-               Number of Options you shall
completed fiscal year                recently completed fiscal year         receive at the average Closing
increased over the Base              as % of Base Salary (Schedule          price of common stock on the last
EPS (as defined below) by:           B) shall be                            5 business days in December
EPS + 9.99%                                      0%                                       0
EPS + (10% to 19.99%)                         12.5%                                   2,500
EPS + (20% to 29.99%)                         25.0%                                   5,000
EPS + (30% to 39.99%)                         37.5%                                   7,500
EPS + (40% to 49.99%)                         50.0%                                  10,000
EPS + (50% to 74.99%)                         75.0%                                  15,000
EPS + 75%                                    100.0%                                  20,000

         * The bonus plan shall be in effect for each fiscal years 1995, 1996 and 1997 unless amended upon written notice to Employee.

1) The Employee shall be entitled to receive an annual bonus and an allotment of options to purchase shares of Common Stock as set out in the chart above and hereinafter explained. The Employee's eligibility for receipt of a bonus and options in respect of any fiscal year shall be based on whether the Net Income Per Share ("EPS") of the Company for such year increased over the Base EPS, as defined below, and on the percentage of such increase, as shown on the Company's audited consolidated financial statements filed with the S.E.C. In the calculation of the EPS, there shall be omitted all extraordinary items, as defined by the United States G.A.A.P., as well as all material non-recurring items, such as, without limiting the generality of the foregoing, payments made or received pursuant to an award or settlement of litigation or pursuant to a ruling by or a settlement with a government agency, or pursuant to casualty losses above the amount of coverage, restructuring charges associated with acquisitions, and mandated changes in accounting practices (e.g. accruing post retirement health benefits). For each fiscal year of the company, the Base
         EPS for the purpose of calculating any increase therein shall be the EPS of the previous year or the average EPS of the previous 3 years, whichever is greater. (e.g. if the EPS of the Company in 1992 is $1.50, in 1993 is $1.55 and in 1994 is $1.45, the Base EPS for the purpose of calculating any increase in 1995 shall be $1.50, the 3 year average).


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2)       Any option granted to the Employee with respect to the Company's shares of Common Stock in respect of any fiscal year shall be made by the Company's Stock Option Committee pursuant to the Company's 1991 Stock Option Plan (the "Plan"). In the event that an insufficient number of shares of Common Stock are available for grant under the Plan, then the Company shall use its best efforts to amend the Plan (including obtaining stockholder approval) to increase the number of shares of Common Stock available thereunder. In the event that the Company is unable to so increase the number of shares so available, then the Employee shall be granted phantom units, or another award, that shall entitle him to the same appreciation in the Company's Common Stock as if he or she had received options to purchase shares of Common Stock. The Company shall use its best efforts to cause the Stock Option Committee to grant options as provided for herein.

3) Vesting of any options granted pursuant to Section 1 hereof shall be over five (5) years at 20% per year, commencing on the last day of the fiscal year in which the options were earned by the Employee (such date being considered the "Date of Grant"). Any options granted pursuant to
         Section 1 shall be exercisable at a price equal to the average closing price of the Common Stock on the five last business days in December of the year in which the options were earned.

4) The bonus granted to the Employee in respect of any fiscal year in accordance with the provisions of Section 1 hereof shall be payable in full by the Company to the Employee not later than fifteen (15) days after the day on which the Company files its Annual Report on Form 10-K with the S.E.C. containing its audited consolidated financial statements for such year. The bonus granted shall be calculated as a percentage of the Employee's base salary for that year, which percentage shall increase in prescribed steps in accordance with stepped increases in the EPS for such year, as set out in the chart above.

5) If any change is made to the Company's Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then the Company shall preserve the value of all shares of Common Stock referred to herein by adjusting the number and class of shares issuable to reflect the effect of such event or change upon the Company's capital structure and by making appropriate adjustments to the number and class of shares.


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                                   SCHEDULE D

DUTIES

1.       The functions performed as General Counsel and Vice-President Legal
         Affairs.


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                                   SCHEDULE E

INVOLVEMENT IN OTHER BUSINESS ACTIVITIES

Performing trade-mark services for a private client.


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                                   SCHEDULE F

BUSINESSES INCLUDED IN THE RESTRICTIVE COVENANT

Canstar Sports Group and all its successors in title to its hockey and in-line skate businesses Karhu and its successors in title to its hockey business.




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